SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  ---------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                  ---------------------------------------------

DATE OF REPORT:   MAY 31, 2002
DATE OF EARLIEST EVENT REPORTED:    MAY 23, 2002

                      STIRLING COOKE BROWN HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

Bermuda                            000-23427               NOT APPLICABLE
(State or other             (Commission File Number)      (I.R.S. Employer
jurisdiction of                                        Identification Number)
incorporation or
   organization)
                           VICTORIA HALL, THIRD FLOOR
                               11 VICTORIA STREET
                            HAMILTON, HM 11, BERMUDA
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (441) 295-7556

Item 4. Changes in Registrant's Certifying Accountant.

As recommended by Registrant's Audit Committee and Board of Directors, and as approved by Registrant's shareholders at the Annual General Meeting on May 23, 2002, Registrant engaged KPMG LLP ("KPMG"), to replace Arthur Andersen LLP ("Andersen"), to serve as Registrant's independent auditors for the fiscal year ended December 31, 2002, effective as of May 23, 2002.

Andersen's reports on Registrant's consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During Registrant's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Registrant's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

Registrant provided Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16, is a copy of Andersen's letter, dated May 31, 2002, stating its agreement with such statements.

During Registrant's two most recent fiscal years and through the date of this Form 8-K, Registrant did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation
S-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) EXHIBITS.

            (16) letter of Arthur Andersen LLP regarding change in
                 certifying accountant.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   May 31, 2002

                                    STIRLING COOKE BROWN HOLDINGS LIMITED

                                    By:      /s/ Stephen A. Crane
                                       ---------------------------------
                                            Stephen A. Crane
                                            Chairman, President &
                                            Chief Executive Officer

                               EXHIBIT INDEX

Exhibit                  Description
-------                  -----------

16 Letter of Arthur Andersen LLP regarding change in certifying accountant.